Exhibit 24
POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ IAN L.T. CLARKE
                            Ian L.T. Clarke

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ MARJORIE M. CONNELLY
                            Marjorie M. Connelly

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ R. MATT DAVIS
                            R. Matt Davis

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ DEBRA J. KELLY-ENNIS
                            Debra J. Kelly-Ennis

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ KATHRYN B. MCQUADE
                            Kathryn B. McQuade

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ GEORGE MUÑOZ
                            George Muñoz

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ VIRGINIA E. SHANKS
                            Virginia E. Shanks

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ RICHARD S. STODDART
                            Richard S. Stoddart

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ ELLEN R. STRAHLMAN
                            Ellen R. Strahlman

POWER OF ATTORNEY

    The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint William F. Gifford, Jr., Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 25th day of February, 2026.

                            /s/ M. MAX YZAGUIRRE
                            M. Max Yzaguirre